                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              CSS INDUSTRIES, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                             CSS INDUSTRIES, INC.



                              1845 Walnut Street
                        Philadelphia, Pennsylvania 19103


                            ---------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ---------------------
     The 1998 Annual Meeting of Stockholders of CSS Industries, Inc. (the "Company") will be held at The Locust Club of Philadelphia, 1614 Locust Street, Philadelphia, PA 19103 on Tuesday, May 5, 1998, at 10:00 a.m. local time, for the following purposes:


       1. To elect a board of eleven directors; and


       2. To transact such other business as may properly come before the meeting and at any adjournments thereof.

     The board of directors has fixed March 9, 1998 as the record date for the meeting. Accordingly, only stockholders of record at the close of business on such date will be entitled to notice of the meeting and to vote at the meeting and any adjournments thereof. A list of the stockholders of the Company entitled to vote at the meeting will be available for inspection at the Company's offices during normal business hours by any stockholder for the ten days prior to the meeting.

                                                    By order of the board of
                                                    directors,



                                                    /s/ Stephen V. Dubin
                                                    ---------------------------
                                                    STEPHEN V. DUBIN
                                                    Secretary
Philadelphia, Pennsylvania
March 27, 1998






 Regardless of whether or not you plan to attend the meeting, you are urged to complete, sign and return the enclosed proxy in the envelope provided.

                             CSS INDUSTRIES, INC.
                              1845 Walnut Street
                        Philadelphia, Pennsylvania 19103


                               ----------------
                                PROXY STATEMENT
                      1998 Annual Meeting of Stockholders
                               ----------------
     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of CSS Industries, Inc. ("CSS" or the "Company") for use at the 1998 annual meeting of stockholders of the Company (the "Meeting") to be held at The Locust Club of Philadelphia, 1614 Locust Street, Philadelphia, Pennsylvania 19103 on Tuesday, May 5, 1998 at 10:00 a.m. local time, and at any adjournments thereof. The approximate date on which this proxy statement and the accompanying form of proxy are first being sent to stockholders is March 27, 1998.


     The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by telephone by officers, directors or employees of the Company or its subsidiaries who will not be specially compensated for such services. Arrangements will also be made with banks, brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for reasonable out-of-pocket expenses incurred in that regard.


     Arthur Andersen LLP served as the Company's independent public accountants for 1997 and has been selected to serve as the Company's independent public accountants in 1998. The Company has requested that a representative of Arthur Andersen LLP attend the Meeting. Such representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate stockholders' questions.


                             VOTING AT THE MEETING


     Stockholders of record at the close of business on March 9, 1998 are entitled to vote at the Meeting. As of that date, there were outstanding 10,995,874 shares of common stock, par value $.10 per share ("Common Stock"), of the Company. Each share of Common Stock is entitled to one vote on all matters.


     The holders of a majority of the shares entitled to vote, present in person or represented by proxy, constitute a quorum. Directors are to be elected by a plurality of the votes cast at the Meeting. The affirmative vote of the holders of a majority of the shares, present in person or represented by proxy, entitled to vote at the Meeting is required to take action with respect to any other matter that may properly be brought before the Meeting. Shares cannot be voted at the Meeting unless the holder of record is present in person or by proxy. The enclosed proxy is a means by which a stockholder may authorize the voting of his or her shares at the Meeting. The shares of Common Stock represented by each properly executed proxy card will be voted at the Meeting in accordance with each stockholder's direction. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card; if no choice has been specified, the shares will be voted as recommended by the board of directors. If any other matters are properly presented to the Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.


     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions may not be specified for the election of directors. Abstentions will be considered present and entitled to vote at the Meeting, but will not be counted as votes cast in the affirmative. Brokers that are member firms of the New York Stock Exchange ("NYSE") and who hold shares in street name for customers, but have not received instructions from a beneficial owner, have the authority under the rules of the NYSE to vote those shares with respect to the election of directors.

     Proxies may be revoked at any time prior to the time that the vote is taken at the Meeting. Proxies may be revoked by filing with the Secretary of the Company a written revocation or another form of proxy bearing a date later than the date of the proxy previously furnished. A proxy may also be revoked by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.


     Your proxy vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy whether or not you plan to attend the Meeting.


                            CSS SECURITY OWNERSHIP


The following table sets forth certain information (as of March 9, 1998, except as otherwise noted), with respect to shares of Common Stock beneficially owned by owners of more than five percent of the outstanding Common Stock, by all current directors, by the executive officers of the Company named in the Summary Compensation Table included elsewhere in this proxy statement and by all current directors and executive officers of the Company as a group.



                                                                                  Number
                                                                                 of Shares             Percent
                                                                               Beneficially               of
                          Beneficial Owner                                       Owned(1)              Class(2)
                          ----------------                                     -------------          ---------
Fenimore Asset Management, Inc. ....................................               596,675(3)          5.4%
Nicholas Company, Inc. .............................................               833,900(4)          7.6%
T. Rowe Price Associates, Inc. .....................................               959,500(5)          8.7%
James G. Baxter ....................................................               213,470(6)          1.9%
Willard M. Bright ..................................................                18,400(7)            *
James H. Bromley ...................................................               396,559             3.6%
John R. Bunting, Jr. ...............................................                17,000(8)            *
Stephen V. Dubin ...................................................               326,805(9)          3.0%
Jack Farber ........................................................             3,279,310(10)        29.8%
Richard G. Gilmore .................................................                16,363(7)            *
Leonard E. Grossman ................................................               239,282(11)         2.2%
James E. Ksansnak ..................................................                19,200(7)            *
Michael L. Sanyour .................................................                15,725(7)            *
William C. Warren ..................................................                52,030(7)            *
John A. Pinti ......................................................                47,500(12)           *
Richard Barton .....................................................                35,304(13)           *
All current directors and executive officers of the Company as a
 group (14 persons, including the individuals named above) .........             4,701,114(10)(14)    42.8%

------------
(1) In accordance with Securities and Exchange Commission regulations, the table lists all shares as to which such persons have or share the power to vote or to direct disposition. The number of shares indicated includes shares issuable upon the exercise of outstanding stock options held by each individual or group to the extent exercisable at March 9, 1998 or within 60 days thereafter. Unless otherwise indicated, each person has the sole power to vote and to direct disposition of the shares listed as beneficially owned by such person.


(2) Percentage calculated with reference to an aggregate of 10,995,874 shares of Common Stock outstanding at March 9, 1998. Percentages of less than 1% have not been indicated.


(3) This information is as of December 31, 1997 and is based upon Amendment 2 to Schedule 13G, dated February 9, 1998 filed with the Securities and Exchange Commission by Fenimore Asset Management, Inc., which is located at 118 N. Grand Street, Box 310, Cobleskill, NY 12043.

(4) This information is as of December 31, 1997 and is based upon Amendment 3 to Schedule 13G, dated January 22, 1998 filed with the Securities and Exchange Commission by Nicholas Company, Inc., Nicholas Fund, Inc. and Albert O. Nicholas. These filers are located at 700 North Water Street, Milwaukee, WI 53202.


(5) This information is as of December 31, 1997 and is based upon Amendment 5 to Schedule 13G, dated February 12, 1998 filed with the Securities and Exchange Commission by T. Rowe Price Associates, Inc. ("Price Associates") which is located at 100 E. Pratt Street, Baltimore, MD 21202. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. The T. Rowe Small Cap Value Fund owns 750,000 (6.8% of class) of these securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.


(6) The shares shown in the table include options to purchase 10,000 shares of Common Stock granted under the CSS 1985 Incentive Stock Option Plan, as amended (the "1985 Plan") and options to purchase 58,750 shares of Common Stock granted under the 1994 Equity Compensation Plan (the "1994 Plan").


(7) The shares shown in the table include options to purchase 9,000 shares of Common Stock granted under the CSS 1991 Stock Option Plan for Non-Employee Directors (the "1991 Plan") and options to purchase 1,000 shares of Common Stock granted under the CSS 1995 Stock Option Plan for Non-Employee Directors (the "1995 Plan").


(8) The shares shown in the table include options to purchase 9,000 shares of Common Stock granted under the 1991 Plan and options to purchase 1,000 shares of Common Stock granted under the 1995 Plan. Mr. Bunting shares the power to vote and to direct disposition of 400 shares included in this table.


(9) The shares shown in the table include options to purchase 10,000 shares of Common Stock granted under the 1985 Plan and options to purchase 37,500 shares of Common Stock granted under the 1994 Plan.


(10) Mr. Farber owns 1,515,151 shares directly and beneficially through his beneficial ownership of general and limited partnership interests in Delv, L.P. ("Delv"). Mr. Farber is the sole stockholder of the general partner of Delv and his daughter is the sole director and is President, Secretary and Treasurer of the general partner of Delv. The table includes 74,028 shares held by Mr. Farber's wife directly and 15,151 shares held beneficially by her through her ownership interest in Delv, and Mr. Farber disclaims beneficial ownership of all shares owned directly or beneficially by his wife. The table also includes 265,702 shares of Common Stock owned by a trust for the benefit of David M. Farber, Mr. Farber's son, in which Mr. Farber serves as co-trustee with David Farber. In addition, the Farber Foundation, Inc., a charitable foundation in which Mr. Farber and certain officers of the Company are officers and directors (the "Farber Foundation"), and the Farber Family Foundation, Inc., a charitable foundation in which Mr. Farber is an officer and director (the "Farber Family Foundation") own 92,784 and 284,000 shares of Common Stock, respectively. The beneficial ownership of shares by Mr. Farber shown in the table does not include shares of Common Stock held by the Farber Foundation or the Farber Family Foundation, as to which Mr. Farber and the directors and officers of the Company who are members, directors or officers of the foundations disclaim beneficial ownership.


(11) The table includes 6,000 shares of Common Stock held by Mr. Grossman's wife, as to which Mr. Grossman disclaims beneficial ownership. The shares shown in the table include options to purchase 9,000 shares of Common Stock granted under the 1991 Plan and 1,000 shares of Common Stock granted under the 1995 Plan.


(12) The shares shown in the table include options to purchase 17,500 shares of Common Stock granted under the 1985 Plan and options to purchase 22,500 shares of Common Stock granted under the 1994 Plan.

(13) The shares shown in the table include options to purchase 21,188 shares of Common Stock granted under the 1985 Plan and options to purchase 3,750 shares of Common Stock granted under the 1994 Plan. Mr. Barton resigned as an executive officer in January, 1998.


(14) The table reflects beneficial ownership of a total of 112,000 shares of Common Stock pursuant to stock options granted under the 1985 Plan, the 1991 Plan, the 1994 Plan and the 1995 Plan.


                             ELECTION OF DIRECTORS


     The Company's board of directors currently has eleven members. Directors are to be elected by a plurality of the votes cast to hold office for a term of one year and until the election and qualification of their respective successors. The board of directors has nominated for election as directors the persons whose names are listed below, all of whom are presently directors of the Company with terms expiring in 1998. All nominees have consented to be named and to serve if elected. Except as indicated below, the board of directors believes all nominees will be able to serve as directors; if this should not be the case, however, the proxies may be voted for one or more substitute nominees to be designated by the board of directors or the board of directors may decide to reduce the number of directors.


     The board of directors recommends a vote FOR the election of all nominees.


     The following paragraphs set forth certain information regarding each of the eleven nominees for directors, the positions and offices with the Company or its subsidiaries held by each, the year he was first elected a director of the Company, a brief account of his principal occupations during the past five years, certain directorships held by him, and his age.



James G. Baxter ..............  Mr. Baxter has been Executive Vice President of the Company since January
                                1998. From November 1995 to January 1998 he was President - Consumer
                                Products Group of the Company, and he has been Chief Financial Officer of the Company since 1986. From 1986 to November 1995 he also served as
                                Vice President - Finance of the Company. Mr. Baxter has been a director of the Company since November 1995. Age: 50.

Willard M. Bright ............  Mr. Bright has been a director of ZOLL Medical Corporation, a health care product company, since 1983. From 1983 to 1996 he also served as Chairman of ZOLL Medical Corporation. He is also a director of Macrochem
                                Corporation. He has been a director of the Company since 1976. Age: 84.

James H. Bromley .............  Mr. Bromley has been an independent consultant since September, 1996.
                                From September 1996 to December 1997 he served as Chairman of the
                                Company's then Direct Mail Business Products Group and Vice Chairman of
                                Rapidforms, Inc. ("Rapidforms"), formerly a subsidiary of the Company.
                                From May 1996 to September 1996, he served as President of the Company's then Direct Mail Business Products Group. He served as President of
                                Rapidforms from 1979 to September 1996, and as its Chief Executive Officer
                                from 1987 to September 1996. He has been a director of the Company since
                                1989. Age: 59.

John R. Bunting, Jr. .........  Mr. Bunting has been Chairman of Bunting-Rubinsohn Associates, Inc./John
                                R. Bunting, Inc., financial management consultants, since 1980. He has also been Chairman of B.R. Parking Corp. since 1982. He has been a director of the Company since 1966. Age: 72.

Stephen V. Dubin .............  Mr. Dubin has been Senior Vice President - Law and Human Resources since
                                May 1996 and Secretary and General Counsel of the Company since 1978.
                                From 1978 to May 1996, he also served as a Vice President of the Company.
                                He has been a director of the Company since November 1995. Age: 59.

Jack Farber .................  Mr. Farber has been Chairman, President and Chief Executive Officer of the
                               Company since 1979. Mr. Farber has been a director of the Company since
                               1978. Age: 64.

Richard G. Gilmore ..........  Mr. Gilmore has been an independent consultant since 1991. He is also a director of Philadelphia Electric Company and seventeen mutual funds sponsored by Legg Mason Wood Walker, Inc. and subsidiaries. Mr. Gilmore has been a director of the Company since 1984. Age: 70.

Leonard E. Grossman .........  Mr. Grossman has been a private investor since 1989. Mr. Grossman has been a director of the Company since 1982. Age: 63.

James E. Ksansnak ...........  Mr. Ksansnak has been Vice Chairman and a Director of ARAMARK Corporation, a service management company since May 1997. He served as an Executive
                               Vice President of ARAMARK Corporation from 1981 to 1987, and as Chief
                               Financial Officer from 1987 to 1997. He is also a director of Advanta
                               Corp. Mr. Ksansnak has been a director of the Company since 1988. Age: 58.

Michael L. Sanyour ..........  Mr. Sanyour has been a Principal of CMS Companies, a financial services and insurance concern, since 1987. He has been a director of the Company since 1980. Age: 67.

William C. Warren ...........  Mr. Warren is Dean Emeritus and Kent Professor of Law Emeritus of Columbia
                               University Law School. He is Counsel to Roberts & Holland, a law firm.
                               He is also a director of Barnwell Industries, Inc. and Sterling Bancorp. Mr.
                               Warren has been a director of the Company since 1973. Age: 88.

General Information Regarding the CSS Board of Directors and its Committees.


     The board of directors of the Company held six meetings in 1997. The by-laws of the Company provide that the board of directors, by resolution adopted by a majority of the entire board, may designate an Executive Committee and other committees, each of which shall consist of three or more directors. The board of directors annually elects from its members the Executive, Audit, and Human Resources Committees. The employee members of the Board of Directors serve as members of the stock option committee under the 1991 Plan and the 1995 Plan. The Company has no nominating committee. Each director attended at least 75% of the total number of meetings of the board of directors and committees of the board of directors on which he served in 1997.


     The Executive Committee is composed of Messrs. Farber, Bunting and Sanyour. The Executive Committee may exercise all of the authority of the board of directors in the business and affairs of the Company with certain exceptions. The Executive Committee is intended to serve in the event that action must be taken by the board of directors at a time when convening a meeting of the entire board is not feasible. The Executive Committee acted twice by unanimous consent in 1997.


     The Audit Committee of the board of directors, which consists of Messrs. Bunting, Gilmore, Grossman and Ksansnak, held three meetings during 1997. It meets with the Company's independent accountants to review the scope of audit procedures, the Company's accounting procedures and controls, and any non-audit engagements.


     The Human Resources Committee (the "H.R. Committee"), which performs functions that include those normally performed by a compensation committee, and which consists of Messrs. Bright, Ksansnak and Warren, held two meetings and acted six times by unanimous consent in 1997. No member of the H.R. Committee is a former or current officer or employee of the Company or any of its subsidiaries. The H.R. Committee is responsible for developing and administering the Company's executive compensation policies, plans and programs. In addition, the H.R. Committee (1) determines on an annual basis the compensation to be paid to the Chairman, President and Chief Executive Officer of the Company, (2) determines the appropriate level of compensation for the Company's corporate level executive officers and certain other senior corporate level management personnel following receipt of the recommendations of the Chairman, President and Chief Executive Officer of the Company, (3) reviews the compensation level of each employee of the Company and its subsidiaries with an annual base salary exceeding $150,000, and (4) makes grants and has general administrative authority under the 1994 Plan.

     Each director of the Company who is not a full time employee of the Company or its subsidiaries receives a fee of $14,000 per annum, plus $750 for attendance at each meeting of the board or its committees or for each consultation with management, and is entitled to participate in the 1995 Plan. The 1995 Plan succeeded the 1991 Plan and provides for the automatic annual grant of nonqualified stock options to purchase 4,000 shares of Common Stock to each of the non-employee directors of the Company as of the last business day of November in each year, covering 1996 through 2000. In accordance with the terms of the 1995 Plan, each of the non-employee directors of CSS received an automatic grant of additional options to purchase 4,000 shares of Common Stock on November 28, 1997 at an exercise price of $33.00 per share.


                       EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is certain information regarding each of the current executive officers of the Company. See "ELECTION OF DIRECTORS" for further information about Messrs. Farber, Dubin and Baxter. Executive officers of the Company are elected annually by the board of directors to serve in their respective capacities until their successors are duly elected and qualified or until their earlier resignation or removal.



Jack Farber .....................  Mr. Farber has been Chairman, President and Chief Executive Officer of the
                                   Company since 1979. Age: 64.

James G. Baxter .................  Mr. Baxter has been an Executive Vice President of the Company since
                                   January 1998. From November 1995 to January 1998 he served as President
                                   - Consumer Products Group of the Company, and he has been the Chief
                                   Financial Officer of the Company since 1986. From 1986 to November 1995 he was also Vice President - Finance of the Company. Age: 50.

John A. Pinti ...................  Mr. Pinti has been Executive Vice President of the Company and President and Chief Executive Officer of The Paper Magic Group, Inc. ("Paper
                                   Magic"), a subsidiary of the Company since January 1998. He has also been
                                   President and Chief Executive Officer of Berwick Industries, Inc. ("Berwick"),
                                   a subsidiary of the Company, since 1992. Age: 54.

Stephen V. Dubin ................  Mr. Dubin has been Senior Vice President-Law and Human Resources since
                                   May 1996 and Secretary and General Counsel of the Company since 1978.
                                   From 1978 to May 1996, he was a Vice President of the Company. Age: 59.

Clifford E. Pietrafitta .........  Mr. Pietrafitta has been Vice President - Finance of the Company since
                                   November 1995 and Treasurer and Assistant Secretary of the Company since
                                   1991. Age: 36.

Marc A. English .................  Mr. English has been President and Chief Executive Officer of Cleo Inc.
                                   ("Cleo"), a subsidiary of the Company, since the Company acquired Cleo in
                                   November 1995. From June 1994 to November 1995 he was Senior Vice
                                   President of Marketing for Cleo. From 1990 to June 1994 he was Senior Vice
                                   President of Marketing and Sales of CPS Corp., a manufacturer and distributor of seasonal gift wrap. Age: 45.

Richard D. Barton served as President and Chief Executive Officer of Paper Magic during 1997. Mr. Barton resigned as an officer of Paper Magic in January 1998.

                            EXECUTIVE COMPENSATION

     The following table sets forth the total compensation of the chief executive officer and the four other most highly compensated executive officers of the Company for services rendered in all capacities to the Company or its subsidiaries for the fiscal year ended December 31, 1997, as well as the total compensation earned by each such individual for the Company's two previous fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                           Long Term
                                                Annual Compensation       Compensation
                                              ------------------------   -------------
                                                                           Securities
                                                                           Underlying        All Other
             Name and                                                       Options       Compensation(1)
        Principal Position            Year     Salary($)     Bonus($)         (#)               ($)
----------------------------------   ------   -----------   ----------   -------------   ----------------
Jack Farber                          1997       390,000      505,600              0           59,556(2)
 Chairman, President and Chief       1996       375,000      695,800              0           80,865(2)
 Executive Officer of the            1995       337,000      380,160              0           64,258(2)
 Company

James G. Baxter                      1997       275,000      177,000         30,000           30,676
 Executive Vice President and        1996       250,000      469,500         50,000           21,144
 Chief Financial Officer of the      1995       203,000      275,420         35,000           16,942
 Company

John A. Pinti(3)                     1997       300,000      229,929         20,000           26,472
 Executive Vice President of the     1996       300,000      140,495         15,000           24,706
 Company and President and           1995       300,000      150,000              0            7,653
 Chief Executive Officer of
 Berwick and Paper Magic

Stephen V. Dubin                     1997       230,000      237,000         25,000           43,395
 Senior Vice President-Law           1996       220,000      316,700         25,000           21,144
 and Human Resources,                1995       211,000      179,580         25,000           16,942
 Secretary and General Counsel
 of the Company

Richard D. Barton(4)                 1997       240,000            0         20,000           12,730
 Former President and Chief          1996       220,000      129,866         15,000           22,235
 Executive Officer of Paper          1995       205,021      102,841              0            7,500
 Magic

------------
(1) All of the operating subsidiaries have qualified profit sharing plans providing for discretionary contributions by such companies related to their financial performance. Prior to the sale of Rapidforms in December, 1997, corporate level officers participated in the Rapidforms profit sharing plan. Beginning December 19, 1997, corporate level officers of the Company participate in the Cleo profit sharing plan. In general, contributions to the profit sharing plans are based upon a percentage, determined by the board of directors of the applicable company, of the participant's compensation, not exceeding the applicable Internal Revenue Code maximum contribution base. Contributions vest under specified schedules requiring from six to seven years of service, and are paid to participants, along with earnings thereon, upon retirement or other separation from service or, in the case of one such plan, certain other events. In addition, the profit sharing plan includes a cash or deferred arrangement under section 401(k) of the Internal Revenue Code which permits employees to make salary reduction contributions to the profit sharing plan which are subject to a discretionary matching contribution by the Company. The Company established an unfunded non-qualified
    Supplemental Executive Retirement Plan (the "SERP") effective January 25, 1994 to provide all corporate level officers of the Company (except Mr. Farber who has entered into the deferred compensation arrangements referred to below) additional retirement benefits. In addition, the Company has entered into supplemental retirement agreements with Messrs. Baxter and Dubin to provide them with certain deferred benefits upon death or retirement in lieu of certain benefits in the SERP. See "Supplemental Executive Retirement Benefits" below. The amounts shown in this column represent, for all of the years indicated, the contributions by the applicable company to a profit sharing plan and the SERP in respect of the named person and, in the case of Mr. Farber, to a profit sharing plan plus the deferred compensation arrangement referred to below.
(2) Mr. Farber, as a result of being ineligible to participate in the profit sharing plan for employees of the Company, entered into a deferred compensation agreement with Philadelphia Industries, Inc. ("PII"), which was merged with and into the Company on January 21, 1993. This agreement was assumed by the Company and provides, upon retirement or other separation from service, the same contribution as participation in the then Rapidforms profit sharing plan and the SERP for the Company's corporate level officers would have provided. In 1993, Mr. Farber became eligible to and did participate in the then Rapidforms and presently Cleo Profit Sharing Plan. Mr. Farber was also provided with additional benefits under the deferred compensation agreement for earnings in excess of the applicable maximum contribution base under these profit sharing plans. The obligation to Mr. Farber under the deferred compensation agreement has been accrued on the books of the Company and represents an unsecured debt of the Company. The amounts shown in this column represent, for all of the years indicated, the amount charged to the Company in respect of any profit sharing plan and the deferred compensation agreement.
(3) In connection with the acquisition of Berwick by the Company in May 1993, the Company assumed an employment agreement between Mr. Pinti and Berwick, as amended in May 1993. Under the provisions of the employment agreement, Mr. Pinti served as President and Chief Executive Officer of Berwick in 1997. The employment agreement was mutually terminated in January, 1998 and Mr. Pinti is currently an employee-at-will of the Company. In addition to his duties with Berwick, beginning January, 1998, Mr. Pinti was elected Executive Vice President of the Company and President and Chief Executive Officer of Paper Magic. Mr. Pinti also participates in an unfunded non-qualified Supplemental Executive Retirement Plan (the "Berwick SERP") which was established effective December 11, 1996 to provide all executive officers of Berwick additional retirement benefits. See "Supplemental Executive Retirement Benefits" below.
(4) Mr. Barton participated in an unfunded non-qualified Supplemental Executive Retirement Plan (the "Paper Magic SERP") which was established effective December 12, 1996 to provide all executive officers of Paper Magic additional retirement benefits.

     No individual named above received perquisites or non-cash compensation during the years indicated exceeding the lesser of $50,000 or an amount equal to 10% of such person's salary and bonus.

     The following table sets forth certain information regarding options granted by the Company or its subsidiaries to the chief executive officer and four other most highly compensated executive officers of the Company during the fiscal year ended December 31, 1997.

                              Option Grant Table




                                                  Individual Grants
                             ------------------------------------------------------------
                                  Number         Percent of
                                    of              Total                                Potential Realizable Value at
                                Securities         Options                              Assumed Annual Rates of Stock
                                Underlying         Granted       Exercise                   Price Appreciation for
                                 Options        to Employees      or Base                       Option Term(2)
                                Granted(1)        in Fiscal        Price      Expiration    -----------------------
           Name                    (#)              Year          ($/Sh)         Date          5%($)       10%($)
--------------------------   ---------------   --------------   ----------   ------------   ----------   ----------
Jack Farber ..............             0        --                 --                --           --           --
James G. Baxter ..........        30,000       5.8%             25.875          1/20/02      214,464      473,908
John A. Pinti ............        20,000       3.8%             25.875          1/20/02      142,976      315,939
Stephen V. Dubin .........        25,000       4.8%             25.875          1/20/02      178,720      394,924
Richard Barton ...........        20,000(3)    3.8%             25.875          1/20/02      142,976      315,939

------------
(1) The options indicated were granted under the 1994 Plan. Such options may not be exercised during the first year after their grant and thereafter may be exercised in installments to the extent of 25% of the number of shares covered during the second year and to the extent of an additional 25% of the number of shares covered during each of the next three subsequent years. However, the H.R. Committee may accelerate the period over which the options become exercisable. Such options are not exercisable after the expiration of five years from the date of option grant.

(2) The dollar amounts under these columns are the result of the 5% and 10% rates set by the rules promulgated by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of the stock price of the Company. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. There can be no assurance that the dollar amounts reflected in these columns will be achieved. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock and overall market conditions, as well as the executive officer's continued employment through the vesting period.

(3) Mr. Barton resigned as an officer of Paper Magic in January, 1998 and all of the options granted to him for the fiscal year ended December 31, 1997 were forfeited.

     The table below sets forth certain information regarding options exercised during the fiscal year ended December 31, 1997 and the value of unexercised options at December 31, 1997 held by the five most highly compensated executive officers of the Company.

                             Option Exercise Table

                                                                     Number of Securities
                                                                    Underlying Unexercised          Value of Unexercised
                                                                   Options at December 31,         In-the-Money Options at
                                                                          1997(#)(2)                December 31, 1997($)
                                                                ------------------------------  -----------------------------
                                   Shares
                                Acquired on          Value
            Name              Exercise (#)(1)    Realized ($)    Exercisable    Unexercisable    Exercisable    Unexercisable
---------------------------  -----------------  --------------  -------------  ---------------  -------------  --------------
Jack Farber ...............             0                --             --              --              --              --
James G. Baxter ...........        20,332           265,268         61,176          87,500         887,796         909,375
John A. Pinti .............         2,500            32,188         26,250          41,250         349,375         385,313
Stephen V. Dubin ..........        30,000           530,625         26,250          58,750         357,812         589,063
Richard Barton(3) .........         8,278           129,352         29,222          42,500         446,555         425,156

------------
(1) Options exercised relate to options to acquire Common Stock granted under the 1985 Plan, as adjusted to reflect the effect of the Stock Split in August 1993, and under the 1994 Plan.

(2) Includes exercisable and unexercisable options to acquire Common Stock granted under the 1985 Plan, as adjusted to reflect the effect of the Stock Split in August 1993, and under the 1994 Plan.

(3) Mr. Barton resigned as an officer of Paper Magic in January, 1998 and all unexercisable options were forfeited. In January, 1998, Mr. Barton exercised options to acquire 4,284 shares of Common Stock. Mr. Barton has until April 6, 1998 to exercise the balance of the options exercisable at December 31, 1997.

Supplemental Executive Retirement Benefits and Other Deferred Compensation Arrangements

     Prior to the sale of Rapidforms in December 1997, employees of the Company participated in the Rapidforms profit sharing plan. In anticipation of the sale of Rapidforms, the portion of the Rapidforms profit sharing plan covering employees of the Company was spun-off from the Rapidforms profit sharing plan and merged into the Cleo profit sharing plan. Thus, immediately prior to the sale of Rapidforms, employees of the Company were "transferred" to the Cleo profit sharing plan. Because the spin-off occurred before December 31, 1997, discretionary Company profit sharing contributions made on behalf of Company employees for 1997 will be made under the Cleo profit sharing plan, rather than under the Rapidforms profit sharing plan.

     Under applicable provisions of the Code, the Company is required to disregard an employee's annual compensation in excess of a specified dollar amount (subject to cost of living adjustments) in determining the profit-sharing plan contribution the Company makes on behalf of such employee under the Rapidforms profit sharing plan and currently the Cleo profit sharing plan. The Omnibus Budget Reconciliation Act of 1993 ("OBRA '93") reduced this compensation limit from $235,840 in 1993 to $150,000 in 1994, 1995 and 1996 and such limit increased to
$160,000 in 1997. The Company established the SERP to provide additional retirement benefits to corporate level officers with regard to compensation in excess of this dollar limit.

     Under the SERP, all corporate level officers of the Company (except Mr. Farber) are entitled to have an amount credited for their benefit on the books of the Company equal to the difference between the amount that would have been contributed on the officer's behalf under the Rapidforms profit sharing plan and currently the Cleo profit sharing plan prior to OBRA '93 (calculated by using the percentage of compensation contributed for the year and the compensation limit prior to OBRA '93) and the amount that actually was contributed to the Rapidforms profit sharing plan and the Cleo profit sharing plan for the year on behalf of such officer. These amounts are adjusted to reflect earnings and losses based on the individuals investment performance within the Rapidforms profit sharing plan and the Cleo profit sharing plan as if such amounts had been contributed to the Rapidforms profit sharing plan and the Cleo profit sharing plan at the time they were credited and were invested in the same manner as the employee's account under the Rapidforms profit sharing plan and the Cleo profit sharing plan. All amounts payable by the Company to any officer for whose benefit amounts have been credited represent an unsecured debt of the Company.

     Under agreements dated March 3, 1993, Messrs. Baxter and Dubin are eligible for certain unfunded non-qualified annual retirement benefits and death benefits in lieu of benefits to which they may be entitled under the Rapidforms or Cleo profit sharing plans and the SERP. Although the Company has no obligation to fund the benefits provided by those agreements, the Company has purchased life insurance policies to provide funding for such benefits. These additional retirement benefits are intended to compensate Messrs. Baxter and Dubin for the loss of benefits under the Rapidforms or Cleo profit sharing plans by reason of the pre-OBRA '93 limitations on the amount of compensation that may be considered in calculating contributions under the profit sharing plan. Benefits are payable upon termination of active employment and are reduced if such termination occurs prior to age 65. A pre-retirement death benefit is also available under these agreements. The annual retirement benefit is a fixed annual payment for fifteen years. Assuming that Messrs. Baxter and Dubin continue employment with the Company until age 65, their annual benefits will be $130,987 and $58,123, respectively.

     Mr. Farber, as a result of being ineligible to participate in the profit sharing plan for employees of the Company, entered into a deferred compensation Agreement with PII, which was merged with and into the Company on January 21, 1993. This Agreement was assumed by the Company and provides, upon retirement or other separation from service, the same contribution as participation in the then Rapidforms profit sharing plan (references to the Rapidforms profit sharing plan will be changed, effective December 23, 1997, by an amendment adopted in 1998 to refer to the Cleo profit sharing plan) and the SERP for the Company's corporate level officers would have provided. In 1993, Mr. Farber became eligible to and did participate in the then Rapidforms and presently Cleo profit sharing plan. Mr. Farber was also provided with additional benefits under the deferred compensation Agreement for earnings in excess of the applicable maximum contribution base under the Rapidforms profit sharing plan. The obligation to Mr. Farber under the deferred compensation Agreement has been accrued on the books of the Company and represents an unsecured debt of the Company.

     Under the Berwick SERP and the Paper Magic SERP all officers of Berwick and Paper Magic and their subsidiaries in the United States are entitled to have an amount credited for their benefit on the books of the Company equal to product of (x) the percentage then used in deriving the dollar amount approved by the subsidiary's Board of Directors as the subsidiary's contribution to its profit sharing plan for such calendar year and (y) the difference between each such officer's total cash compensation for such calendar year and the dollar amount of the compensation limitation ($160,000 for 1996). These amounts are adjusted to reflect earnings and losses based on the investment performance of the profit sharing plan as if such amounts had been contributed to the profit sharing plan at the time they were credited and were invested in the same manner as the employee's account under the profit sharing plan. All amounts payable by the Company to any officer for whose benefit amounts have been credited represent an unsecured debt of the Company.

                       HUMAN RESOURCES COMMITTEE REPORT


     The H.R. Committee is comprised of three outside directors, none of whom has been an employee of the Company or any subsidiary. Under the H.R. Committee's supervision, compensation policies, plans and programs have been developed and implemented which seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company's senior management with those of its stockholders. The H.R. Committee also is responsible for the administration of grants that have been made under the 1985 Plan and administers and makes grants under the 1994 Plan. In furtherance of these goals, annual and longer term incentive compensation is provided to attract, retain, and reward senior management of outstanding abilities and to motivate them to perform to the full extent of their abilities.

     The Company's compensation program for senior management is comprised of base salary, annual performance bonuses, longer term incentive compensation in the form of Stock Options, Restricted Stock Grants and SARs, benefits available generally to the Company's employees (including retirement benefits under profit sharing plans), and supplemental retirement plans or deferred compensation agreements to provide benefits in excess of those permitted to be paid under the profit sharing plans because of annual Internal Revenue Code contribution limitations. The "at risk" portion of the compensation program is significant relative to overall compensation.

     Base salary levels for the Company's executive officers are reviewed on an annual basis by the H.R. Committee and are set generally to be competitive with other companies of comparable size and geographic location, taking into consideration the position's complexity, responsibility and need for special expertise. Individual salaries also take into account individual experience and performance. The H.R. Committee establishes salary levels for corporate level officers and other executive officers of the Company. The salary of each employee of the Company and its subsidiaries with an annual base salary exceeding $150,000 is subject to periodic review by the H.R. Committee.

     Annual incentive compensation is based upon the achievement of certain threshold and target levels of earnings by the operating subsidiaries, the achievement of a target level of diluted earnings per common share by the Company for corporate level executive officers, and the attainment of specifically defined individual goals and objectives. At the beginning of each year, performance goals are established for the Company and each of its subsidiaries by the H.R. Committee to be used in determining annual performance bonuses. The formulae permit discretion in determining the size of the bonus pool, subject to certain parameters based upon the achievement of the performance goals, and to a limited extent in allocating the bonus pool among participants.

     The H.R. Committee annually considers the desirability of granting to officers and other employees of the Company and the Company's principal operating subsidiaries stock options, restricted stock grants and stock appreciation rights under the 1994 Plan. The objective of the 1994 Plan is to align senior management and stockholder long-term interests by creating a strong and direct link between the executive's accumulation of wealth and stockholder return and to enable executives to develop and maintain a significant, long-term stock ownership position in the Company's common stock. The H.R. Committee adopted a methodology for use beginning with 1998 stock option grants which relates the number of stock options granted to each optionee to the individual's position and salary level. The H.R. Committee believes that its past grants of stock options have successfully focused the Company's executive officers and other members of senior management on building profitability and shareholder value.

     Payments during 1997 to the Company's senior management under the various programs discussed above were made following consideration of Section 162(m) of the Code which became effective on January 1, 1994. Section 162(m) of the Code limits the deduction that may be claimed by a "public company" for total compensation in excess of $1 million paid to the chief executive officer or to any of the other four most highly compensated officers except to the extent that any compensation in excess of $1 million qualifies as "performance-based compensation." Grants of Stock Options and SARs made under the 1994 Plan qualify as "performance-based compensation."

     In determining the compensation of Mr. Farber, the H.R. Committee has taken into consideration pay levels of chief executive officers of other companies of comparable size, his contributions to the profitable growth and increased return on equity of the Company over the past several years and Mr. Farber's overall management strengths and business acumen. The diluted earnings per share of Common Stock from continuing operations has increased at a compound annual rate of 8% over the last year, 34% over the last two years and 25% over the last five years. The return to stockholders as measured by the December 31 closing price of the Common Stock has increased 23% in 1997, increased at a 20% compound annual rate for the two years ended December 31, 1997 and increased at a 16% compound annual rate for the five years ended December 31, 1997. Mr. Farber's total annual compensation decreased 16% over the last year and has increased at a compound annual rate of 12% and 9%, for the two and five years ended December 31, 1997, respectively.


                                          HUMAN RESOURCES COMMITTEE
                                          James E. Ksansnak, Chairman
                                          Willard M. Bright
                                          William C. Warren

Performance Graph

     The graph below compares the cumulative total stockholders' return on Common Stock for the period from January 1, 1993 through December 31, 1997, with (i) the cumulative total return on the Standard and Poors 500 ("S&P 500") Index, (ii) the Russell 2000 Index and (iii) the Standard and Poors Manufacturing-Diversified ("S&P Manufacturing-Diversified") Index which, until this year, was used by the Company for purposes of the comparison (assuming the investment of $100 in Common Stock, S&P 500 Index, the Russell 2000 Index and S&P Manufacturing-Diversified Index on January 1, 1993 and reinvestment of all dividends).

     As a result of the Company's sale of its Rapidforms subsidiary in December, 1997, the Company has chosen to change the performance index from that used in the Company's 1997 Proxy Statement, the S&P
Manufacturing-Diversified Index, to the Russell 2000 Index. Because the Company does not believe it can reasonably identify a peer group or applicable published industry or line-of-business index, it has selected the Russell 2000 Index as an index of issuers with similar market capitalizations.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*

     350|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
        |                                                                  |
     300|------------------------------------------------------------------|
        |                                                              $   |
        |                                                                  |
        |                                                                  |
     250|-----------------------------------------------------------------*|
  D     |                                                    $             |
  O     |                                                                  |
  L     |                                                              o   |
  L  200|------------------------------------------------------------------|
  A     |                                                                 #|
  R     |                                     $           o *              |
  S     |                                                    #             |
     150|------------------------------------*-----------------------------|
        |            o                       o #                           |
        |             $           $                                        |
        |            *#          o*#                                       |
     100|o*$#--------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
        |                                                                  |
      50|-|-----------|-----------|----------|-------------|-------------|-|
         1992       1993        1994        1995         1996          1997

                       ASSUMES INITIAL INVESTMENT OF $100
                *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS
               NOTE: TOTAL RETURNS BASED ON MARKET CAPITALIZATION


        o CSS      * S&P 500      $S&P MANUFACTURING      # RUSSELL 2000

                             CERTAIN TRANSACTIONS

     In November 1996, the Company loaned James E. Ksansnak, a director of the Company, $27,750 at an interest rate of 7% per annum payable on demand and secured by a pledge of 4,000 shares of Common Stock of the Company owned by Mr. Ksansnak. The proceeds of the loan were used to exercise stock options granted to Mr. Ksansnak under the 1991 Plan which were expiring in November 1996. In November 1997, the Company loaned Mr. Ksansnak $28,500 at an interest rate of 7% per annum payable on demand and secured by a pledge of 4,000 shares of Common Stock of the Company owned by Mr. Ksansnak. The proceeds of the loan were utilized to exercise stock options granted to Mr. Ksansnak under the 1991 Plan and which were expiring in November 1997.

     In November 1996, the Company also loaned Richard G. Gilmore, a director of the Company $27,750 at an interest rate of 7% per annum payable on demand and secured by a pledge of 4,000 shares of Common Stock of the Company owned by Mr. Gilmore. The proceeds of the loan were used to exercise stock options granted to Mr. Gilmore under the 1991 Plan which were expiring in November 1996. Mr. Gilmore repaid the loan in full in August, 1997.


                       PROPOSALS FOR 1999 ANNUAL MEETING

     Consideration of certain matters is required at the annual meeting of stockholders, such as the election of directors. In addition, pursuant to applicable regulations of the Securities and Exchange Commission, stockholders may present resolutions that are proper subjects for inclusion in the proxy statement and for consideration at the annual meeting by submitting their proposals to the Company on a timely basis. In order to be included for the 1999 annual meeting, resolutions must be received by November 27, 1998 and addressed to the Company's Secretary at the address set forth on the cover page of this proxy statement.


                                          CSS INDUSTRIES, INC.



                                          By: /s/ Stephen V. Dubin
                                              ----------------------------
                                              Stephen V. Dubin,
                                              Secretary

Philadelphia, Pennsylvania
March 27, 1998

          THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             CSS INDUSTRIES, INC.

     The undersigned hereby appoints Jack Farber, Leonard E. Grossman and Michael L. Sanyour, and each of them acting singly, proxies of the undersigned stockholder with full power of substitution to each of them, to vote all shares of Common Stock of CSS Industries, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at The Locust Club of Philadelphia, 1614 Locust Street, Philadelphia, PA 19103, on Tuesday, May 5, 1998, at 10:00 a.m. (local time) and any adjournments thereof.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder and in the discretion of the holders of this Proxy upon such other matters as may properly come before the annual meeting or any adjournments thereof. With respect to the election of directors, where a box is not completed, this Proxy will be voted "FOR ALL NOMINEES."

         THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND
          DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY
                           IN THE ENCLOSED ENVELOPE.







                           - FOLD AND DETACH HERE -


                        ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                             CSS INDUSTRIES, INC.

                       Tuesday, May 5, 1998; 10:00 A.M.


                        THE LOCUST CLUB OF PHILADELPHIA
                              1614 LOCUST STREET
                          PHILADELPHIA, PENNSYLVANIA

================================================================================

                                     AGENDA

    1.    Declaration of quorum.
    2.    Proof of Notice of Meeting.
    3. Reading of the Minutes of the Annual Meeting of Stockholders held on May 6, 1997 or waiver thereof.
    4. Introduction of representative of independent public accountants - Arthur Andersen LLP.
    5.    Nomination and election of Directors.
    6.    Presiding Officer's remarks.
    7.    Stockholders' questions and responses.
    8.    Adjournment.

================================================================================

                                                              Please mark   [X]
                                                             your votes as
                                                             indicated in
                                                             this example


Item 1                                           FOR ALL      AUTHORITY WITHHELD
Election of the following                        NOMINEES      FOR ALL NOMINEES
nominees as Directors:                             [ ]              [ ]
James G. Baxter,         Richard G. Gilmore,
Willard M. Bright,       Leonard E. Grossman,
James H. Bromley,        James E. Ksansnak,
John R. Bunting, Jr.,    Michael L. Sanyour,
Stephen V. Dubin,        William C. Warren.
Jack Farber,

The Board of Directors recommends a vote "FOR ALL NOMINEES."

Authority withheld for the following only:
(write the name(s) of the nominee(s) on the line below)

________________________________________________________________________________

Signature(s)__________________________________________  Date ___________________
(Please mark your vote, date and sign as your name appears above and return this Proxy in the enclosed postpaid envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, and indicate title as duly authorized officer.)

                            o FOLD AND DETACH HERE o